                            [E-P LOGO]

                                             August 5, 1997

Mr. Carroll D. Curless
2117 Beechcreek Lane
Cincinnati, Ohio 45233

Dear Bud:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $120,000.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $120,000. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $240,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $480,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ CARROLL D. CURLESS
--------------------------
Carroll D.  Curless

                            [E-P LOGO]

                                             August 5, 1997

Mr. David N. Hall
8200 Brill Road
Cincinnati, Ohio 45243

Dear Dave:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $187,500.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $187,500. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $750,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $1,500,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ DAVID N. HALL
--------------------------
David N. Hall

                            [E-P LOGO]

                                             August 5, 1997

Mr. Thomas E. Petry
Four Lexington Circle
Terrace Park, Ohio 45174

Dear Tom:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $312,500.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $312,500. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $1,250,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $2,500,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ THOMAS E. PETRY
--------------------------
Thomas E. Petry

                            [E-P LOGO]

                                             August 5, 1997

Mr. James A. Ralston
2486 Royalview Court
Cincinnati, OH 45244

Dear Jim:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $120,000.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $120,000. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $240,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $480,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ JAMES A. RALSTON
------------------------------
James A. Ralston

                            [E-P LOGO]

                                             August 5, 1997

Mr. Andries Ruijssenaars
3021 Ononta Avenue
Cincinnati, Ohio 45226

Dear Andries:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $262,500.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $262,500. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $1,050,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $2,100,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ ANDRIES RUIJSSENAARS
--------------------------
Andries Ruijssenaars

                            [E-P LOGO]

                                             August 5, 1997

Mr. Wayne R. Wickens
7470 Pinehurst
Cincinnati, Ohio 45244

Dear Wayne:

        As you know, Eagle-Picher Industries, Inc. (the "Company") emerged from bankruptcy with 100% of its outstanding common stock and substantially all of its indebtedness owned by the Eagle-Picher Industries Personal Injury Settlement Trust (the "Trust"). After careful deliberation, the Trust has concluded that it is in the best interests of its beneficiaries to diversify its assets and, therefore, to dispose of substantially all of its investment in the Company.

        Knowing that the decision to sell its investment in the Company will create uncertainty among the Company's senior management, the Trust has approved the Company's adoption of the Short Term Sale Program (the "Program") in order to assist the Company in retaining and motivating experienced management needed to protect the Trust's investment and to maximize the after-tax sales proceeds realized by the Trust. As a key member of senior management, I am pleased to inform you that you have been selected to participate in this Program.

        As a participant in the Program, you will be entitled to a STAY PUT BONUS and a SALE INCENTIVE BONUS, subject to the terms and conditions set forth in this letter and the Sale Incentive Bonus Plan (the "Plan") attached hereto as Exhibit A. Capitalized terms used in this letter without definition have the meanings given to such terms in the Plan. Any existing SEVERANCE BENEFITS to which you may be entitled, whether payable pursuant to an employment agreement or otherwise, will continue in force and will not be affected by your participation in the Program.

        1. STAY PUT BONUS. One-half of your stay put bonus is payable regardless of whether a Change in Control occurs (the "Initial Stay Put Bonus"). The remaining one-half of your stay put bonus is payable only if a Change in Control occurs on or prior to December 31, 1998 (the "Additional Stay Put Bonus").

               (a) Initial Stay Put Bonus. If (i) your employment by the Company or any of its subsidiaries continues until the earlier of a Change in Control or June 30, 1998, and (ii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Compensation Committee of the Company's Board of Directors (the "Committee")), the Company will pay you within 10 days following the earlier of a Change in Control or June 30, 1998, a cash lump sum equal to $162,500.

               (b) Additional Stay Put Bonus. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, and
        (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), the Company will pay you within 10 days following the Change in Control a cash lump sum equal to $162,500. Notwithstanding the foregoing, in the event you are offered Comparable Employment (as defined below) with the Company, any of its subsidiaries, or any successor to the Company or any of its subsidiaries after such Change in Control (each a "New Employer"), such Additional Stay Put Bonus will be paid to you by the Company on the second anniversary of the Change in Control provided you have not voluntarily terminated your employment with the New Employer (regardless of whether you are then eligible to receive retirement benefits), or been involuntarily terminated for Cause (as defined below), prior to such date, in which case your Additional Stay Put Bonus will be forfeited. In the event your employment with the New Employer is terminated within two years following the Change in Control for any reason other than your voluntary termination of employment or your involuntary termination of employment for Cause, your Additional Stay Put Bonus will be paid to you by the Company within 10 days following such termination of employment. For purposes of this letter, "Comparable Employment" means employment (i) with duties and responsibilities not materially inconsistent with the duties and responsibilities assigned to you immediately prior to the Change in Control, (ii) with pension, health and group life insurance benefits (including non-qualified supplemental retirement benefits, if applicable) substantially comparable to those provided to you immediately prior to the Change in Control, (iii) at an annual salary and bonus opportunity not less than your salary and bonus opportunity immediately prior to the Change in Control, and (iv) at a geographic location not more than 35 miles from your principal place of employment immediately prior to the Change in Control. "Cause" means your (i) commission of a felony, (ii) commission of an act of fraud upon the Company or any successor to the Company, or
        (iii) willful failure to perform your employment duties in all material respects which failure (other than by reason of death or disability) continues uncorrected for 10 days after your receipt of written notice from the Committee stating with specificity the nature of such failure.

        2. SALE INCENTIVE BONUS. If (i) a Change in Control occurs on or prior to December 31, 1998, (ii) your employment by the Company or any of its subsidiaries continues until such Change in Control, (iii) you put forth your best efforts to complete a successful sale of the Company (as determined in good faith by the Committee), and (iv) the Present Value After-Tax Proceeds are more than $550 million, you will be entitled to a Sale Incentive Bonus. The amount of your Sale Incentive Bonus will be:

        zero if the Present Value After-Tax Proceeds are not more than $550 million ("Threshold Performance");

        $650,000 if the Present Value After-Tax Proceeds are $650 million ("Target Performance"); and

        $1,300,000 if the Present Value After-Tax Proceeds are $750 million ("Stretch Performance").

        If the Present Value After-Tax Proceeds are between Threshold Performance and Stretch Performance, the amount of your Sale Incentive Bonus will be interpolated on a straight-line basis. Similarly, if the Present Value After-Tax Proceeds are in excess of Stretch Performance, the amount of your Sale Incentive Bonus will continue to increase on a straight-line basis. Other terms and conditions regarding your Sale Incentive Bonus are set forth in the Plan attached hereto as Exhibit A. In the event of any conflict between the terms of this letter and the Plan, the Plan will control.

        3.     GENERAL PROVISIONS.

               (a) Nothing in this letter is intended to create a contract of employment between you and the Company or any of its subsidiaries, or to interfere in any way with the right of the Company or any of its subsidiaries to terminate your employment at any time.

               (b) All payments made pursuant to this letter or the Plan will be subject to applicable withholding taxes.

               (c) Any Stay Put Bonus or Sale Incentive Bonus made pursuant to this letter or the Plan will not be treated as compensation for purposes of calculating your benefits, if any, under the Company's Salaried Pension Plan or Supplemental Executive Retirement Plan, or any other retirement/pension plan maintained by the Company and/or any of its subsidiaries (foreign or domestic).

               (d) This letter will be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and to be performed entirely within such State.

               (e) No amendment or modification of this letter may be made except by a written instrument signed by the Company and you.

               (f) All disputes arising under or related to this letter or the Plan will be resolved by arbitration. Such arbitration will be conducted by an arbitrator mutually selected by the Company and you (or, if the Company and you are unable to agree upon an arbitrator within 10 days, then the Company and you will each select an arbitrator, and the arbitrators so selected will mutually select a third arbitrator, who will resolve such dispute). Such arbitration will be conducted in accordance with the applicable rules of the American Arbitration Association. Any decision rendered by an arbitrator pursuant hereto may be enforced by a court of competent jurisdiction without review of such decision by such court. The Company will pay all of the fees and expenses of the arbitrators and the other costs of arbitration. The Company also will pay your reasonable legal fees and expenses incurred in connection with any successful enforcement by you of your rights hereunder.

               (g) This letter and its terms should be kept strictly confidential and should not be discussed with anyone except a prospective successor to the Company, your attorney or your financial advisor (and then only if they agree to maintain such confidentiality).

               (h) The Company hereby agrees that, in the event of a Change in Control occurring on or prior to December 31, 1998, it will take whatever action it legally can in order to cause any assignee or transferee of all or substantially all of the assets of the Company to expressly assume the liabilities, obligations and duties of the Company under this letter and the Plan.

        Please acknowledge your agreement with the terms of this letter by signing your name in the space provided below and returning a copy of this letter to Tom Petry. If you have any questions concerning this letter or the Plan, please contact Dave Evans at 513-629-2529.

                                    Sincerely yours,

                                    Eagle-Picher Industries, Inc.

                                    By:   /s/ DARIUS W. GASKINS, JR.
                                    -------------------------------------
                                           Darius W. Gaskins, Jr.
                                           Chairman of the Compensation
                                           Committee
Acknowledged and Agreed

/s/ WAYNE R. WICKENS
--------------------------
Wayne R. Wickens